Income Taxes	9 Months Ended
Sep. 30, 2025
Income Taxes [Abstract]
INCOME TAXES
3	INCOME TAXES

Income tax expense is the total of the current and deferred income taxes. Current income tax is the expected tax expense, payable or receivable on taxable income or loss for the period, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable or receivable in respect of previous years. Deferred income tax is the tax asset or liability resulting from a difference in income recognition between enacted or substantively enacted local tax law and group IFRS accounting.

Income tax expense consisted of the following for the nine and three-month periods ended September 30:

	Nine-month period		Three-month period
	2025	2024	2025	2024
Current income taxes	(49)	(41)	(17)	(17)
Deferred income taxes	(4)	(5)	(1)	(3)
Income taxes	(53)	(46)	(18)	(20)
Effective tax rate	60.9%	19.5%	(25.4)%	19.6%

The difference between the statutory tax rate in Ukraine of 18.0% (major business operations of Kyivstar Group) and the effective corporate income tax rate for Kyivstar Group in the nine and three-month periods ending September 30, 2025 of 60.9% and (25.4%), was primarily driven by lowered profit before tax for Kyivstar Group due to a one-time listing expense incurred at the Kyivstar Group level of US$162.

Global Minimum Tax

The Company is in scope of the enacted Pillar Two legislation and has performed an assessment of the Kyivstar Group’s exposure to Pillar Two income taxes. The assessment of the potential exposure to Pillar Two income taxes is based on the most recent tax filings, country-by-country reporting and financial statements for the constituent entities in the Kyivstar Group. Based on the assessment, the Pillar Two effective tax rates in the majority of jurisdictions in which the Kyivstar Group operates are above 15%.

The Company has applied the IAS 12 exception to recognizing and disclosing information about deferred tax assets and liabilities related to Pillar Two income taxes.